EXHIBIT 10.21



                            STOCK PURCHASE AGREEMENT

                  AGREEMENT, dated as of November 7, 1997, between Ampex Corporation, a Delaware corporation (the "Corporation") and Edward J. Bramson, Chairman and Chief Executive of the Corporation (the "Executive").

                             Preliminary Statement.

                  A. On November 6, 1997, the Board of Directors of the Corporation authorized the Corporation to sell to the Executive up to 175,000 shares of the Class A Common Stock, par value $0.01 ("Common Stock") of the Corporation, as an inducement to the Executive to remain as an officer and director of the Corporation, all on the terms set forth in this Agreement; and

                  B. The Corporation and the Executive are entering into this Agreement in order to evidence the terms of sale to the Executive, and set forth the terms and conditions thereof.

                  1. Agreement of Sale. The Corporation hereby agrees to sell to the Executive up to 175,000 shares (the "Shares") of Common Stock, at a price of $3.3125 per share, upon and subject to the terms and conditions set forth hereinbelow.

                  2.  Purchase Procedure and Payment.

                  a.       Purchase Procedure.

                           (i) Subject to the conditions set forth in this Agreement, (1) the Executive may purchase the Shares at any time prior to November 30, 1997 by the delivery of written notice (the "Purchase Notice") to the Corporation, and (2) the Purchase Notice shall specify the number of Shares to be purchased and shall contain the following representations and warranties of the Executive: (u) the Executive is acquiring the Shares for his own account and not with a view to, or present intention of, distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder (the "1933 Act") or any applicable state securities laws and will not sell or otherwise transfer the Shares unless registered or exempt from registration under the 1933 Act and such state laws, (v) the Executive is able to bear the economic risks of his investment in the Shares for an indefinite period of time, (w) the Executive is familiar with the business, financial or other condition, assets, liabilities, properties, operations, management and prospects

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         of the Corporation, (x) the Executive has had full access to such information concerning the Corporation as he has requested and is satisfied that there is no material information concerning the Corporation of which he is unaware, (y) the Executive has knowledge, skill and experience in business, financial and investment matters so as to enable the Executive to understand and evaluate the merits and risks of an investment in the Shares and form an investment decision with respect thereto and (z) acknowledges that a portion of the Shares is subject to repurchase by the Corporation under certain circumstances as provided below.

                           (ii) Upon receipt of the Purchase Notice and of the payment therefor specified below, the Corporation shall deliver to the Executive a certificate or certificates representing the Shares being purchased, at the Corporation's sole cost and expense. Unless registered under the 1933 Act, such certificate or certificates representing the Shares sold to the Executive pursuant to this Agreement shall bear the following legend:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

                  b. Payment. The Executive shall pay for the Shares purchased pursuant to this Agreement by delivery of (i) cash, or a check in good funds payable to the Corporation, in an amount equal to twenty percent (20%) of the purchase price ($115,938), and (ii) a promissory note (the "Note") of the Executive for the balance, and a related pledge agreement (the "Pledge Agreement"), in form and substance reasonably satisfactory to counsel to the Corporation. The Note shall bear interest, payable annually on each October 15 during the term thereof and at maturity, at the Applicable Federal Rate (as defined in the Internal Revenue Code); shall be due and payable in a single installment on the fifth anniversary date thereof; shall be secured by a pledge of all the Shares under the Pledge Agreement; and shall otherwise conform to the terms specified in the resolutions of the Board of Directors of the Corporation which authorized the sale.

                  3. Assignment and Release. The Executive may assign and contribute the Shares purchased by him to a corporation or other entity owned and controlled solely by him ("Nominee"), subject to the Pledge Agreement. The Nominee shall execute and deliver a promissory note in substantially the form of the Note executed by the Executive, and shall assume in writing all the Executive's obligations under the Pledge Agreement, all in form and substance satisfactory to counsel to the Corporation. Upon receipt of such Note and assumption agreement, duly executed by the Nominee, the Executive shall be released from all personal obligations under the Note and Pledge Agreement except for any claims which have accrued to the date of assignment.

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                  4. Registration Rights. The Corporation hereby grants to the
Executive or his Nominee (as the case may be) the right to cause the Corporation to register the Shares purchased hereunder for sale under the 1993 Act, on terms comparable to those contained in the Registration Rights Agreement, dated as of February 10, 1995, between the Corporation and Sherborne Investment Corporation, as currently in effect.

                  5. Repurchase Rights. The Corporation shall have the right to repurchase from the Executive or his Nominee (as the case may be) up to 87,500 Shares purchased by the Executive pursuant to this Agreement, at $3.3125 per share, if the Executive shall voluntarily resign as both an officer and a director of the Corporation or shall be terminated for Cause (as defined below), prior to the first anniversary of the date of this Agreement, or to repurchase up to 43,750 such shares, at $3.3125 per share, if the Executive shall so resign or shall be terminated for Cause on or after the first anniversary of the date of this Agreement and before the second anniversary of the date of this Agreement, in either case by delivery to the Executive of written notice of repurchase within 30 days after the effective date of his resignation or termination. In the event of any such repurchase, the Corporation shall refund to the Executive (or his Nominee, as the case may be) the amount of cash paid for such Shares (including any principal or interest payments on the Note) and return the Note to the obligor against receipt by the Corporation of the certificate representing the Shares so repurchased (or an equivalent number of other shares of Class A Common Stock owned by the Executive or the Nominee) and a new Note in the appropriate principal amount. The Executive shall take all actions reasonably required in order to cause his Nominee to comply with the terms of this paragraph 5. The term "Cause" shall mean conviction of a felony involving acts injurious to the Corporation.

                  6.       Miscellaneous.

                  a. This Agreement may not be modified or amended unless evidenced in writing and signed by the Corporation and the Executive.

                  b. All notices under this Agreement shall be mailed (registered or certified) or delivered by hand or facsimile transmission addressed, if to the Corporation, to it at 500 Broadway, Redwood City, California 94063, attention, General Counsel, and, if to the Executive, to him at his office at 590 Madison Avenue, New York, New York 10022, or at such other address as may be designated in writing by either of them to the other.

                  c. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  d. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties, subject to the limitations set forth in paragraph 3.

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                  IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above.

                                            AMPEX CORPORATION


                                            By: /s/Craig L. McKibben
                                               ------------------------
                                               Name: Craig L. McKibben
                                               Title:   Vice President



                                                /s/Edward J. Bramson
                                               ------------------------
                                               Edward J. Bramson


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


                                 PROMISSORY NOTE

$463,750                                                        November 7, 1997


                  FOR VALUE RECEIVED, THE UNDERSIGNED, EDWARD J. BRAMSON (the "Borrower"), HEREBY PROMISES TO PAY to the order of AMPEX CORPORATION, a Delaware corporation ("Payee"), on October 15, 2002, the principal sum of Four Hundred Sixty Three Thousand Seven Hundred Fifty Dollars ($463,750), together with interest on the principal amount hereof from time to time outstanding at the rate of 6.34% per annum. Accrued interest on this Note shall be payable on each October 15 and on the date of each payment of the principal hereof until this Note is paid in full.

                  The Borrower shall have the right, at any time, to prepay all or any part of the outstanding principal amount without premium or penalty.

                  The occurrence of any one of the following shall constitute an Event of Default hereunder:

                  (e) The Borrower shall default in the payment of the principal of or accrued interest on this Note when due and such default shall continue for a period of three (3) days after notice from the holder of this Note;

                  (f) The Borrower shall default in the performance of any other term of this Note and such default shall continue for 30 days after notice from the holder of this Note; or

                  (g) The Borrower shall (i) be adjudicated a bankrupt or insolvent; or file a voluntary petition in bankruptcy; or (ii) any involuntary petition in bankruptcy shall be filed against the Borrower which shall not have been discharged within 60 days.

                  Upon the occurrence of an Event of Default, and at any time thereafter while such Event of Default is continuing:

                  (a) the holder of this Note may by written notice to the Borrower declare all or any part of the unpaid balance of this Note immediately due and payable, whereupon such unpaid balance or part thereof shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the holder of this Note may proceed to enforce payment of such balance or part thereof in such manner as it may elect; and

                  (b) the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate means and may exercise any and all rights afforded a secured creditor under the Uniform Commercial Code, including without limitation, enforcement of rights under the Pledge Agreement referred to below.

                  The Borrower hereby agrees to pay on demand reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred or paid by the holder of this Note in enforcing this Note upon the occurrence of an Event of Default.


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



                  The  Borrower  hereby  waives  presentment,   demand,  notice,
protest and other demands and notices in connection with the delivery, acceptance or enforcement of this Note.

                  No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

                  This Note is subject to the terms and conditions set forth in a Stock Purchase Agreement, dated as of November 6, 1997, between the Borrower and the Payee, including without limitation provisions with respect to the assignment and assumption of this Note, and is secured by a pledge with the Payee of certain Collateral under the terms of a Pledge Agreement, of even date, between the Borrower and the Payee.

                  All notices hereunder shall be deemed to have been given when delivered in person or, if mailed, when actually received by the party to whom addressed. Such actual receipt shall be presumed if such notice shall be mailed by registered or certified mail, addressed to any party at its address set forth below or at any other address notified in writing to the other parties hereto, and if the sender shall have received back a return receipt.

To the Borrower:                    590 Madison Avenue, 21st Floor
                                    New York, NY  10022

To the Payee:                       500 Broadway
                                    Redwood City, CA  94063
                                    Attention: Chief Financial Officer

                  This Note shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.



                                            /s/Edward J. Bramson
                                            --------------------
                                            Edward J. Bramson

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



PLEDGE AGREEMENT, dated as of November 7, 1997, between EDWARD J. BRAMSON, as Pledgor, and AMPEX CORPORATION, a Delaware corporation, as Pledgee.

                  The Pledgor is entering into this Pledge Agreement in order to secure repayment of Pledgor's Promissory Note dated the date hereof (the "Note") to the Pledgee in a principal amount of $463,750, representing indebtedness incurred by Pledgor in connection with its purchase of 175,000 shares of the Class A Common Stock, par value $0.01 per share ("Common Stock") of the Pledgee, pursuant to a Stock Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), between the Pledgor, and the Pledgee.

                  1. Pledge. As collateral security for the due and punctual payment of the Note, the Pledgor hereby pledges to the Pledgee 175,000 shares of Common Stock more fully identified in Schedule A hereto (the "Pledged Stock"), together with the proceeds thereof and, except as set forth in paragraph 2 below, all cash, securities or other property distributed in respect of or in exchange for the Pledged Stock (collectively, the "Collateral"). Upon delivery to the Pledgee, the Pledged Stock shall be accompanied by executed stock powers in blank or other instruments of transfer satisfactory to Pledgee. Upon the occurrence of an Event of Default, the Pledgee shall have the right to have the Pledged Stock registered in the name of the Pledgee.

                  2. Voting Rights; Dividends. Unless and until an Event of Default under the Note shall have occurred and be continuing, the Pledgor shall have all voting and consensual rights with respect to the Pledged Stock for any purpose not inconsistent with the terms of this Pledge Agreement; and the Pledgor shall be entitled to receive any cash dividends on the Pledged Stock, but any stock dividends and other distributions of securities or property on or in exchange for the Pledged Stock shall become part of the Collateral hereunder. Upon the occurrence and during the continuance of an Event of Default under the Notes, all such rights shall vest solely in the Pledgee.

                  3. Remedies upon Default. If an Event of Default under the Note shall have occurred and be continuing, the Pledgee may exercise all rights of a secured creditor under the Uniform Commercial Code, including without limitation the right to sell, at public or private sale, the Collateral. The Pledgee shall give the Pledgor thirty (30) business days notice of any intention to make a sale of the Collateral. The proceeds of sale shall be applied first to the payment of all reasonable costs and expenses incurred by the Pledgee in collecting the Note and enforcing its rights under this Pledge Agreement, second, to the repayment of the Note, and third, any balance shall be paid over to the Pledgor.

                  4. No Waiver. No failure on the part of the Pledgee to exercise any right or remedy hereunder shall operate as a waiver thereof, and all remedies hereunder are cumulative.

                  5. Termination; Release. This Agreement shall terminate when the Note has been fully paid, at which time the Pledgee shall reassign and deliver to the Pledgor such of the Collateral as has not been sold by the
Pledgee pursuant to the terms hereof, such reassignment to be without representation or recourse except that the Pledgee shall warrant that it has made no prior sale, assignment, pledge or encumbrance of the Collateral. Upon repayment of any portion of the principal of the Note (in an amount not less than $1,000), the Pledgee shall release, reassign and deliver to the Pledgor a number of shares of the Pledged Stock equal to the amount so repaid divided by
2.65 (the product of $463,750 divided by 175,000 shares).


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                  6. Further  Assurances.  The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments and instruments as the Pledgee may reasonably request in connection with the pledge of Collateral or in order to better assure and confirm the Pledgee's rights and remedies hereunder.

                  7. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Note and their successors and assigns, except that Pledgor shall not be permitted to further pledge or encumber the Collateral. Any transferee of any of the shares of Pledged Stock shall take subject to all Pledgor's obligations under this Pledge Agreement until such shares have been released or this Pledge Agreement terminated as provided in paragraph 5 above.

                  8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                                  [END OF TEXT]


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




                  IN WITNESS WHEREOF the parties have executed this Pledge Agreement as of the day first above written.


                                            /s/Edward J. Bramson
                                            --------------------
                                            Edward J. Bramson


                                            AMPEX CORPORATION



                                            By: /s/Craig L. McKibben
                                                ------------------------
                                                Name:  Craig L. McKibben
                                                Title:   Vice President





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


                                   SCHEDULE A


                          Description of Pledged Stock


150,000 shares of Class A Common Stock, par value $0.01 per share, of Ampex Corporation registered in the name of Edward J. Bramson (Certificate No. A
6131).


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